SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 25, 2000

                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                        333-95932, 333-8733, 333-33493

                            333-48327, 333-63549                  51-0368240
                                333-72661

Delaware                 (Commission File Number)              (I.R.S. Employee
(STATE OR OTHER                                              Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                      55437
Minneapolis, Minnesota                                           (Zip Code)
(Address of Principal

Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the January, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation


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1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS5    RALI
1996-QS6    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QPCR1  RALI
1997-QPCR2  RALI
1997-QPCR3  RALI
1997-QS1    RALI
1997-QS10   RALI
1997-QS11   RALI
1997-QS12   RALI
1997-QS13   RALI
1997-QS2    RALI
1997-QS3    RALI
1997-QS4    RALI
1997-QS5    RALI
1997-QS6    RALI
1997-QS7    RALI
1997-QS8    RALI
1997-QS9    RALI
1998-QS1    RALI
1998-QS10   RALI
1998-QS11   RALI
1998-QS12   RALI
1998-QS13   RALI
1998-QS14   RALI
1998-QS15   RALI
1998-QS16   RALI
1998-QS17   RALI
1998-QS2    RALI
1998-QS3    RALI
1998-QS4    RALI
1998-QS5    RALI
1998-QS6    RALI
1998-QS7    RALI
1998-QS8    RALI
1998-QS9    RALI
1999-QS1    RALI
1999-QS10   RALI
1999-QS11   RALI


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1999-QS12   RALI
1999-QS13   RALI
1999-QS14   RALI
1999-QS15   RALI
1999-QS2    RALI
1999-QS3    RALI
1999-QS4    RALI
1999-QS5    RALI
1999-QS6    RALI
1999-QS7    RALI
1999-QS8    RALI
1999-QS9    RALI

Item 7.  Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

 By:

 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  January 25, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

 BY:    /S/  DAVEE OLSON
 Name:  Davee Olson
Title:  Chief Financial Officer
Dated:  January 25, 2000


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